FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT dated as of August 15, 2011, by and among AMERICAN REALTY CAPITAL V, LP (“Buyer”), and CCNV VENTURE, LP, DURANGO MEDICAL PLAZA, LP, NW HOUSTON MOB II, LP, ARC MED PARTNERS, LP, GRSA IRF II, LP, NORTH DALLAS HOSPITAL BBD PARTNERS, LP, ROME LTH PARTNERS, LP, UMC TRIANGLE MOB, LP, LA MESA MED PARTNERS, LP, NORTHWEST HOUSTON HOSPITAL RE PARTNERS, LP, CRTX HOSPITAL INVESTORS, LP, AND VILLAGE HC PARTNERS, LP, all Texas limited partnerships (collectively, “Seller”).

WITNESSETH:

WHEREAS, Buyer and Sellers have heretofore entered into one certain Purchase and Sale Agreement (herein so called) dated July 14, 2011, to reference is hereby made for all purposes; and

WHEREAS, Buyer and Sellers desire to modify the terms of the Purchase and Sale Agreement as more particularly set forth herein.

1.           The terms used herein with the first letter thereof capitalized which are not otherwise defined shall have the respective meanings set forth in the Purchase and Sale Agreement.

2.           Sellers acknowledge that the Required Approvals have not been obtained with respect to Rome LTH Partners, LP and UMC Triangle MOB, LP, as provided in Section 6(n) of the Purchase and Sale Agreement.  Accordingly, the Properties owned by such entities shall constitute Extension Properties and the minimum extension of the Due Diligence Period shall be ten (10) days.

3.           Notwithstanding Buyer’s failure to terminate the Purchase Agreement with respect to the Property owned by CTRX Hospital Investors, LP (“Craig Ranch”), if, by December 31, 2011, Baylor Health Care System, Texas Health Ventures Group (THVG), or an affiliate thereof has not acquired, merged, affiliated or acquired the hospital operations, or a portion of the hospital operations, at the Property owned by Craig Ranch under terms satisfactory to Buyer in Buyer’s sole discretion, Buyer shall have the right to terminate this Agreement as to Craig Ranch by delivery of written notice to CTRX Hospital Investors, LP on or before December 31, 2011.    Notwithstanding anything to the contrary in the Purchase Agreement, the Due Diligence Period with respect the Property owned by Craig Ranch shall be extended to 11:59 pm EDT on August 25, 2011.

4.           The closing with respect to Tomball (owned by NW Houston MOB II, LP) shall be closed in Tranche B and the closing with respect to Phoenix, Arizona owned by ARC MED Partners, LP shall be closed as part of Tranche A.

5.           Except as otherwise modified herein, all of the terms and conditions of the Purchase and Sale Agreement are hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

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BUYER:

AMERICAN REALTY CAPITAL V, LLC,
a Delaware limited liability company

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

SELLERS:

CCNV VENTURE, LP,
a Texas limited partnership

By:	CCNV Managers, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

DURANGO MEDICAL PLAZA, LP,
a Texas limited partnership

By:	Durango Medical GP, LLC,
a Texas limited liability company,
its General Partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

SIGNATURE PAGE OF PURCHASE AND SALE AGREEMENT

NW HOUSTON MOB II, LP,
a Texas limited partnership

By:	TOMTEX MOB, LLC
a Texas limited liability company,
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

ARC MED PARTNERS, LP,
a Texas limited partnership

By:	ARC Advisors, LLC,
a Texas limited liability company,
its General Partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

GRSA IRF II, LP,
a Texas limited partnership

By:	GRSA IRF MANAGERS, LLC,
a Texas limited liability company,
its General Partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

SIGNATURE PAGE OF PURCHASE AND SALE AGREEMENT

NORTH DALLAS HOSPITAL BBD PARTNERS, LP,
a Texas limited partnership

`	By:	NORTH DALLAS HOSPITAL BBD
MANAGER, LLC,
a Texas limited liability company,
its sole general partner

		By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

ROME LTH PARTNERS, LP,
a Texas limited partnership

	By:	Rome LTH Managers, LLC,
a Texas limited liability company,
its general partner

		By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

UMC TRIANGLE MOB, LP,
a Texas limited partnership

	By:	UMC TRIANGLE MOB MANAGERS, LLC, a Texas limited liability company, its sole general partner

		By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

SIGNATURE PAGE OF PURCHASE AND SALE AGREEMENT

LA MESA MED PARTNERS, LP,
a Texas limited partnership

By:	La Mesa Med Managers, LLC,
a Texas limited liability company
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

NORTHWEST HOUSTON HOSPITAL RE PARTNERS, LP, a Texas limited partnership

By:	Northwest Houston Hospital RE Manager, LLC, a Texas limited liability company its general partner

	By:	/s/ Jason K. Dodd
Name: Jason K. Dodd
Title: Manager

CRTX HOSPITAL INVESTORS, LP,
a Texas limited partnership

By:	CRTX MANAGERS, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

SIGNATURE PAGE OF PURCHASE AND SALE AGREEMENT

VILLAGE HC PARTNERS, LP,
a Texas limited partnership

By:	Village HC Managers, LLC,
a Texas limited liability company,
its General Partner

	By:	/s/ Jason K. Dodd
Jason K. Dodd, Manager

SIGNATURE PAGE OF PURCHASE AND SALE AGREEMENT